Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

GUARANTY

     FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned guarantor, CARTOON ACQUISITION, INC., a United States corporation, maintaining an office at 233 Alexander Street, Second Floor, Rochester, New York 14607-2518 (the "Guarantor"), acknowledges that MICHAEL H. TROSO residing at 217 Sand Dollar Road, Indialantic, Florida 32903-2111 (the "Lender"), did, on September 12, 2005, extend a loan to RANDOLPH S. HUDSON, an individual principally residing in the State of New York, entitled to receive mail at Post Office Box 103, Wyoming, New York 14591-0103 (the "Borrower"), in the amount of $8,300 (the "Loan") and evidenced by that certain promissory note payable to Lender as payee and executed by the Borrower as maker (together with any modifications, extensions, renewals, or replacements thereof, the "Note"). (A non-negotiable reproduction of the Note, including a reproduction of the amendment first thereof, are annexed as Exhibit "A" hereto and made a part hereof by reference thereto.)

     The Lender acknowledges that he examined, among other things, the Borrower's credit worthiness and ability to repay the Note and the Borrower’s ability to pay his obligations under the Loan Documents, that the Borrower benefited by the Lender making the Loan to him, and that the Guarantor benefited by the Lender's Loan to the Borrower. All references to "Loan Documents" in this Guaranty shall mean the Note, this Guaranty, and any other documents or instruments relating to any such documents signed by Borrower or by any guarantor or pledgor, and any modifications, extensions, renewals or replacements of any of them, and limited specifically to this transaction and for no other loan financial accommodation that has been extended or that may be extended to the Borrower or to the Guarantor by the Lender.

     The Guarantor hereby acknowledges receipt of good, adequate, and valuable consideration, and it hereby unconditionally, absolutely, and irrevocably guarantees:

(A)	the full and prompt payment of (i) the Note, as amended, whether at maturity, acceleration or otherwise, (ii) any other indebtedness or liability of Borrower under or arising out of the Loan Documents or any other agreements referred to or provided for either herein or therein, and (iii) any other documents as to (i) and (ii) and any extensions, renewals or reductions, or any compromise, indulgence, variation, or modification thereof ("Indebtedness"), and

(B)	the performance of any and all obligations of Borrower required by or under the Loan Documents ("Obligations").

     The Guarantor’s liability hereunder shall be IN THE FULL AMOUNT owed to the Lender or to any trustee, including any interest, default interest, costs and fees (including, without limitation, reasonable attorneys' fees) that may accrue under the Loan Documents, but for the commencement of a case under the Bankruptcy Code or any other law governing a debtor's insolvency, bankruptcy, reorganization, liquidation, or like proceeding, plus interest thereon as provided in the Note, plus the attorneys' fees, costs and other expenses incurred by the Lender

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

 Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

in the enforcement of this Guaranty, as further provided below (all such amounts, including the Indebtedness, and together with the Obligations, being referred to herein as the "Guarantied Obligations").

By signing this Guaranty, the Guarantor also agrees that:

1.	Guarantee Of Payment And Performance.

	(a)	The Guarantor’s liability under this Guaranty is a guarantee of payment and performance, and not merely an act of collection of the Note, and is not conditioned or contingent upon the genuineness, validity, regularity, or enforceability of any of the Loan Documents. The Guarantor hereby agrees that it is liable even if Borrower had no liability at the time of execution of the Note or thereafter ceases to be liable, and it hereby waives any defenses based on the absence of such liability.

	(b)	The Guarantor hereby agrees that its liability may be larger in amount and more burdensome than that of the Borrower. The Guarantor’s liability hereunder shall continue until all sums due under the Loan Documents have been paid-in-full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for the Loan, if any, the Lender's failure to perfect a security interest in it, or any disability or other defense of Borrower or any other guarantor or pledgor.

	(c)	The Guarantor hereby agrees that its obligations under this Guaranty shall not be released, diminished, impaired, reduced, or otherwise affected by the invalidity or unenforceability against Borrower of all or any part of the obligations guaranteed hereby including, without limitation, any invalidity or unenforceability resulting from the fact that: (i) the act of Borrower in creating all or any part of the Guarantied Obligations is ultra vires (i.e. beyond the authority of Borrower), (ii) the payment of the indebtedness by Borrower would have resulted in the violation of any usury law, (iii) Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render all or any part of the Guarantied Obligations unenforceable against Borrower; (iv) the creation, performance, or repayment by Borrower of the Guarantied Obligations is illegal, legally impossible, or unenforceable, (v) Borrower is not liable for all or any portion of the indebtedness as a result of the provisions of the Bankruptcy Code (as defined below), (vi) one or more of the documents evidencing security or pertaining to the Guarantied Obligations have been forged, altered, or is otherwise irregular or unauthentic, or (vii) the obligations of Borrower are invalid or unenforceable for any other reason, and the Guarantor shall be liable for all of the Guarantied Obligations as if no such impediment to Borrower's liability existed.

2.	Changes Do Not Affect Liability.

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

(a)	The Lender may, without notice to the Guarantor or without its authorization and in his absolute discretion and without prejudice to the Guarantor, and in no way limiting the Borrower’s liability under this Guaranty: (i) grant extensions of time, renewals, or other indulgences and modifications to Borrower or any other party under any of the Loan Documents, (ii) change, amend, or modify the Loan Documents, (iii) authorize the sale, exchange, substitution, release, or subordination of any security or collateral for the Note, whether real or personal in nature, (iv) request security or additional security for the Note, whether real or personal in nature, (v) discharge or release, or fail to proceed against, any party or parties liable for the Guarantied Obligations, (vi) foreclose or otherwise realize on any security or collateral for the Note, if any, regardless of the effect upon the Borrower’s subrogation, contribution, or reimbursement rights against Borrower or any other guarantor or pledgor, (vii) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of Borrower or any other guarantor or pledgor, (viii) make other or additional loans to Borrower in such amount and at such times as the Lender may determine in its discretion, and (ix) otherwise deal with Borrower or any other guarantor or pledgor or any security or collateral as the Lender may determine in his discretion.

(b)	Without limiting the generality of the foregoing, the Guarantor hereby agrees that its liability shall continue even if the Lender alters any obligations under the Loan Documents in any respect, or the Lender's remedies or rights against Borrower are in any way impaired or suspended without our consent, or if the Lender releases or substitutes, or impairs or suspends, any remedy against, or fails to proceed against, Borrower or any other guarantor or pledgor, and we hereby waive any defenses based on any such actions.

3.	Waivers Of Certain Rights And Defenses.

	(a)	Except as provided below, we hereby waive any and all benefits and defenses which would otherwise require the Lender to (i) proceed against Borrower or any other guarantor or pledgor, (ii) proceed against or exhaust any security or collateral the Lender may hold, or (iii) pursue any other right or remedy for our benefit, and agree that the Lender may proceed against us for the obligations guaranteed herein without taking any action against Borrower (except, to permit us to join Borrower as a party in any suit under this Guaranty) or any other guarantor or pledgor and without proceeding against or exhausting any security or collateral the Lender holds or may hold.

	(b)	We agree that the Lender may unqualifiedly exercise in his sole discretion any or all rights and remedies available to him against us or any other guarantor or pledgor without impairing his rights and remedies in enforcing this Guaranty, under which our liabilities shall remain independent and unconditional. Our liability shall not be affected, released, or exonerated by reason of (i) any action the Lender may take or

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

 Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

omit to take under the Loan Documents or by release or surrender of any security held for the payment of the Loan Documents, (ii) the failure to perfect a lien (or the unenforceability of any lien) in any collateral intended as security for any part of the Guarantied Obligations, (iii) the release of, the surrender of, the exchange of, or the substitution of any lien securing any of the obligations guaranteed hereby to any other lien or liens covering such collateral, (iv) the deterioration, waste, loss, or impairment (including, without limitation, negligent, willful, unreasonable, or unjustifiable impairment) of any such collateral, and (v) Seller's decision to foreclose by judicial action or by private sale any collateral, or the failure to do so. We agree that the Lender's exercise of certain of such rights or remedies may affect or eliminate our right of subrogation or recovery against Borrower and that we may incur a partially or totally non-reimbursable liability under this Guaranty.

(c)	We hereby waive diligence and all demands, protests, presentments, and notices of every kind or nature, including notices of protest, dishonor, nonpayment, acceptance of this Guaranty and the creation, renewal, extension, modification, or accrual of any of the Guarantied Obligations. We further waive the right to plead any and all statutes of limitations as a defense to our liability hereunder or the enforcement of this Guaranty. No failure or delay on the Lender's part in exercising any power, right, or privilege hereunder shall impair any such power, right, or privilege or be construed as a waiver of or any acquiescence therein.

(d)	We hereby waive (i) notice of the failure of Borrower to pay or perform, or any default by Borrower under, the Loan Documents; and (ii) notice of any sale or foreclosure (or the posting of the advertising for sale or foreclosure) of any collateral for any of the Guarantied Obligations, with the intent that we shall not be considered a "debtor" as defined in the Uniform Commercial Code.

4.	Guaranty Made With Full Knowledge. We represent to the Lender that we have had the opportunity to review the matters discussed and contemplated by the Loan Documents, including the remedies the Lender may pursue against Borrower in the event of a default under the Loan Documents, the value of the security or collateral for the Loan, if any, and Borrower's financial condition and his ability to perform under the Loan. We further agree to keep ourselves fully informed on all aspects of Borrower's financial condition and the performance of Borrower's obligations to the Lender and that the Lender has no duty to disclose to us any information pertaining to Borrower or any security or collateral. If provided in the Loan Documents, we agree that our bankruptcy, insolvency, or other actions set forth therein may be events of default under the Loan Documents.

5.	Subrogation, Reimbursement, And Contribution Rights. We hereby agree that we shall have the right of subrogation and reimbursement against Borrower, the right of subrogation against any collateral or security provided for in the Loan Documents, and the right of contribution against any other guarantor or pledgor unless and until all

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

amounts due under the Loan Documents have been paid-in-full and the Lender has released, transferred, or disposed of all of his right, title, and interest in any collateral or security, and we hereby do not waive any such rights we might otherwise have. To the extent our non-waiver of these rights of subrogation, reimbursement, or contribution, as set forth herein, are found by a court of competent jurisdiction to be void or voidable for any reason, we agree that our rights of subrogation and reimbursement against Borrower and our right of subrogation against any collateral or security shall be junior and subordinate to the Lender's rights against Borrower and to the Lender's right, title, and interest in any such collateral or security, and our right of contribution against any other guarantor or pledgor shall be junior and subordinate to the Lender's rights against such other guarantor or pledgor.

6.	Guaranty Does Not Continue If Payments Are Avoided Or Recovered From The Lender. If all or any portion of the Guarantied Obligations are paid or performed, our obligations hereunder shall no longer continue and will be null and void and of no further force and effect.

7.	Attorneys' Fees. The prevailing party in any dispute resulting in arbitration, litigation, or other proceedings between any guarantors hereunder and the Lender shall be entitled to its costs and expenses for such proceedings, including reasonable attorneys' fees and costs.

8.	Financial Information. Upon the Lender's request, we will promptly deliver to the Lender complete and current financial statements and tax returns, if available, and such other financial information about us as the Lender may reasonably request. It should be understood the Guarantor is a United States corporation, the common voting equity securities of which are registered under Section 12(g) of the Securities Exchange Act of 1934 ("34 Act Company"). It is with the understanding that a 34 Act Company is subject to numerous disclosure, reporting, and filing obligations with the U. S. Securities and Exchange Commission (the "Commission"), and, in the course of performing its obligations, the 34 Act Company must conform with numerous U. S. Federal laws that may, at times, limit or restrict the 34 Act Company's capability to release "non-public information"; therefore, subject to our reservations to observe federal securities' laws, the Guarantor may not be capable of timely providing certain information to Lender that it may be required to provide hereunder, without first having disclosed the information to the Commission in a conformed filing. Consequently, in this case, the Lender may not deem the Guarantor in breach of its obligations to him hereunder and no event of default by the Guarantor shall deem to have occurred as the result of any delay in providing the Lender with current financial information or other information on the Guarantor that was not first disclosed to the Commission in any report or schedule required to be filed by the Guarantor therewith.

9.	Additional Provisions.

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

(a)	The failure of any representation or warranty contained herein to be accurate and complete or our failure to perform any covenant contained herein shall, at the option of the Lender, make the Guarantied Obligations, or such portion thereof as may be designated by the Lender, immediately due and payable to the Lender.

(b)	We agree to take all actions necessary to enable Borrower to observe and perform, and to refrain from taking any action, which would prevent Borrower from observing and performing, the Guarantied Obligations.

(c)	Any indebtedness of Borrower now or hereafter held by us under the Loan Documents, whether secured or unsecured, and if secured, the security for the same, is hereby subordinated to the indebtedness of Borrower to the Lender, and, if the Lender so requests, such indebtedness shall be collected, enforced, and received by us as trustee for the Lender and be paid over to the Lender on account of the Indebtedness but without reducing or affecting in any manner our liability under this Guaranty.

(d)	The Lender may not assign this Guaranty nor any one or more of the Loan Documents. This Guaranty shall inure to the benefit of the Lender and his successors and assigns and shall bind us and our respective administrators, successors-in-interest, and assigns.

(e)	All notices, requests, and demands to be made hereunder shall be in writing to the concerned party at the address set forth below their signature by any of the following means: (i) personal service (including service by overnight courier service) or (ii) electronic communication, whether by e-mail or by telecopy (if confirmed in writing and sent by personal service or by registered or certified first class mail, return-receipt requested).

(f)	No terms or provisions of this Guaranty may be changed, waived, revoked, or amended without the Guarantor's, Lender's, and Borrower's respective prior written consents. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective.

(g)	The term "Borrower", as used herein, shall include, without limitation, Borrower, Borrower's successors and assigns, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, of similar party hereafter appointed for Borrower, or all, or substantially all, of Borrower's assets pursuant to Title 11 of the United States Code or any successor statute thereto (the "Bankruptcy Code"), or any estate created by the commencement of a case under the Bankruptcy Code or any other insolvency, bankruptcy, reorganization, or liquidation proceeding, or by any trustee under the Bankruptcy Code, liquidator, sequestrator, or receiver of Borrower or Borrower's property or similar person duly appointed

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership, or like proceeding. Any change in the status of form of organization of Borrower shall have no effect on the obligations of the Guarantor hereunder and this Guaranty shall continue and cover the Indebtedness under its new status or organization (including post-petition interest) as if no change had occurred.

(h)	The term "Lender", as used herein, shall include, without limitation, the Lender, the Lender's successors or legal assigns, and any subsequent holder of any part of all of the obligations guaranteed hereby, provided however that the rights hereunder of any subsequent holder of any portion of the Guarantied Obligations shall always be subordinate and inferior to the rights of the Lender hereunder with respect to any portion of the Guarantied Obligations which are held by the Lender, and the Lender shall be entitled to receive payment and performance of the Guarantied Obligations before any subsequent holder shall receive any benefit hereunder.

(i)	This Guaranty is in addition to the guarantees of any other guarantors and any and all of our other separate and distinct indebtedness or liabilities to the Lender, provided such other guarantees are stated and agreed in writing between the Guarantor and the Lender. This Guaranty shall in no way limit or lessen any other liability, howsoever arising, we may have for the payment of any other indebtedness of Borrower to the Lender.

(j)	Governing Law. This Guaranty shall be enforced and interpreted according to the laws of the State of Delaware, irrespective of its conflicts of laws rules.

     THE UNDERSIGNED GUARANTOR, LENDER, AND BORROWER ACKNOWLEDGE THAT EACH OF THEM WAS AFFORDED THE OPPORTUNITY TO READ THIS DOCUMENT CAREFULLY AND TO REVIEW IT WITH AN ATTORNEY OF THEIR CHOICE, RESPECTIVELY, BEFORE SIGNING IT. EACH OF THEM ACKNOWLEDGE HAVING READ AND UNDERSTAND THE MEANING AND EFFECT OF THIS DOCUMENT BEFORE SIGNING IT.

Dated: August 11, 2006

CARTOON ACQUISITION, INC., a United States corporation ("Guarantor") /s/ Randolph S. Hudson ________________________________ By: Randolph S. Hudson Its: President

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.3

(Reproduction of) Form of Guaranty of the Hudson Note, as Amended

Guarantor's Address:

233 Alexander Street Second Floor

Rochester, New York 14607-2518

ACKNOWLEDGED AND AGREED TO, AS APPLICABLE:

MICHAEL H. TROSO,
a Florida resident
("Lender")

________________________________ By: Michael H. Troso

Lender's Address: 217 Sand Dollar Road Indialantic, Florida 32903-2111

RANDOLPH S. HUDSON,
a New York resident
("Borrower")

/s/ Randolph S. Hudson ________________________________ By: Randolph S. Hudson

Borrower's Address:

Post Office Box 103

Wyoming, New York 14591-0103